COVINGTON & BURLING

1330 AVENUE OF THE AMERICAS	NEW YORK
NEW YORK, NY 10019	WASHINGTON
TEL 212.841.1000	SAN FRANCISCO
FAX 212.841.1010	LONDON
WWW.COV.COM	BRUSSELS

January 18, 2006

Via EDGAR and HAND DELIVERY

Securities and Exchange Commission
Mail Stop 6061
100 F Street, N.E.
Washington D.C. 20549

Attn:                    Jeffrey P. Riedler, Assistant Director
Division of Corporation Finance

Re:                               Acorda Therapeutics, Inc.
Amendment No. 3 to Registration Statement on Form S-1
Filed January 17, 2006
File No. 333-128807

Dear Ladies and Gentlemen:

On behalf of Acorda Therapeutics, Inc. (the “Company”), we are responding to the comment letter dated January 13, 2005 from the staff (the “Staff”) of the Securities and Exchange Commission, relating to the Company’s previous amendment to its Registration Statement on Form S-1.  The Company is filing pre-effective Amendment No. 3 to the Registration Statement with this response letter.  All page numbers in our responses refer to Amendment No. 3.  Further, for the Staff’s convenience we have repeated the Staff’s comments below before each of our responses.

Management’s Discussion and Analysis of Financial Condition and Results of Operations Critical Accounting Policies and Estimates, page 55

1.                                       Please expand your revised disclosure in response to comment 2 as follows:

•                    Describe your basis for recording the monthly estimates of prescription sales given the 45-day time lag for receiving the actual data from NDC Health;

•                    Define what is meant by the terms “ex-wholesaler” and “ex-factory;”

•                    Provide further detail regarding how you compare the ex-wholesaler data on sales-trends to any internal data that you maintain; that is, whether you perform your own analysis of wholesaler out-movement and utilize it in your revenue estimates; and

•                    Clarify whether your comparison of ex-factory shipments to prescription reports is an analysis of your actual product shipments in relation to end-user consumption information and define how often you perform such analyses.

The requested revision of the disclosure, including replacement of the terms “ex-factory” and “ex-wholesaler” with their definitions, has been made on page 55 of Amendment No. 3.

Management — page 92

Summary Compensation Table - page 98

2.                                       We note the revisions you made to the compensation disclosure, including the deletion of the 2004 compensation.  Please return this information to the document.  It is information that was required to be disclosed at the time of the original filing of the registration statement.  The 2005 compensation disclosure should be added to the 2004 disclosure.

The Company has revised the table on page 99 of Amendment No. 3 to include the requested information.

Report of Independent Registered Public Accounting Firm, page F-2

3.                                       We acknowledge your response to comment 6, as well as the language that precedes your independent accountant’s report.  Please confirm for us that the 1 for 1.3 reverse stock split will become effective prior to the closing of your initial public offering.  Additionally, please then amend your registration statement to include a final, dual-dated report from your independent accountants, inclusive of an updated consent report, and remove all references and disclosures in the document that reflect that you have yet to finalize the reverse stock split.

The 1-for-1.3 reverse stock split became effective on January 11, 2006.  The Company has included the final dual-dated independent auditor's report in Amendment No. 3.

Notes to Consolidated Financial Statements

(2) Summary of Significant Accounting Policies, page F-16

4.                                       In accordance with previous comment 4, please tell us where you recorded the offsetting amounts to deferred revenue as of September 30, 2005 and December 31, 2004 related to the $2.5 million and $3.6 million of product, respectively, that you disclosed has a “high likelihood of return.”  Specifically, please address the amounts for each of those periods that you did not record as cost of sales.  Additionally, please tell us how your accounting for these amounts complies with SFAS No. 48.

When the Company acquired the Zanaflex product line from Elan, the Company also acquired Elan’s inventory of Zanaflex tablets. This inventory included partial lots with expiration dating of less than 12 months (“Short Dated Product”) and full lots with expiration dates greater than 12 months. The Company has deferred recognition of any revenue from sales of the Short Dated Product.

Upon shipment to wholesalers of the Short Dated Product, the invoice amount was recorded as a debit to accounts receivable and a credit to deferred revenue. In addition, the cost basis of the Short Dated Product was recorded as a debit to cost of goods sold and a credit to inventory. The cost of the Short Dated Product that has a “high likelihood of return” totaled $67,524 and was charged to cost of sales during fiscal 2004 concurrent with shipments to wholesalers.  This amount represents the cost basis of the Short Dated Product acquired from Elan. The Company charged the cost of the product to cost of sales because management deemed it probable that a loss will be incurred if the product is returned as it will no longer be sellable.  The Company looked to the guidance in SFAS No. 5 to recognize this charge to cost of sales. As returns are received specific to the Short Dated Product, the return credit amount is recorded as a credit to accounts receivable and a debit to deferred revenue.

At September 30, 2005 and December 31, 2004, the Company had a deferred revenue balance specific to the Short Dated Product of $2.5 million and $3.6 million, respectively, that the Company disclosed as having a “high likelihood of return” considering the short remaining shelf life of the product.  The reduction from December 2004 to September 2005 in the deferred revenue account is due to returns the Company received in Short Dated Product.

The Company believes it does not meet the criteria of SFAS No. 48, paragraph 6(f) (“The amount of future returns can be reasonably estimated”) for these sales, and therefore is accounting for these sales using a deferred revenue model. We refer the Staff to the Company’s response to comment 16 from its letter dated November 29, 2005. The Company has deferred recognition of revenue specifically for the Short Dated Product acquired from Elan in connection with the Zanaflex Product line transaction.

The Short Dated Product was partially sold by Elan and partially sold by Acorda and there are no codes or distinguishing marks on the Short Dated Product that would identify the original seller. As a result, when the Company receives its prescription data from NDC Health, which is an important component of its revenue recognition model, there is no way for the Company to identify whether the prescription from a partial lot to the end-user relates to product sold by Elan or sold by Acorda.  Further, the Company believes that since it is unable to reasonably estimate returns for Zanaflex tablets, and it is unable to distinguish whether the prescription to the end user was from product originally sold by Elan or Acorda for the Short Dated Product, it will defer the revenue related to the Short Dated Product until such time as the Short Dated Product can no longer be returned, which is anticipated to be June 2006.

We also refer the Staff to pages 36-37 and F-16 of Amendment No. 3, where the Company has described this situation.

(14) Product Returns, page F-43

5.                                       Your disclosure states that you recorded the $4.1 million charge related to product sold by Elan to cost of sales.  Please revise as necessary.

The requested revision of the disclosure has been made on page F-43 of Amendment No. 3.

(15) Zanaflex Asset Purchase Agreement, page F-44

6.                                       We acknowledge your response to comment 11, and note the correspondence submitted to you by Todd E. Hardiman, Associate Chief Accountant of the Division’s Office of the Chief Accountant, dated December 16, 2005.  Pursuant to the guidance provided by Mr. Hardiman and in order to satisfy the requirements of Rule 3-05 of Regulation S-X, please provide audited statements of revenue and direct expenses related to the Zanaflex product line for the year ended December 31, 2003 and the period from January 1, 2004 through the acquisition date of July 1, 2004. Additionally, please provide the pro forma financial statement information required by Rule 11-01 of Regulation S-X for the applicable periods per Regulation S-X 210.11-02(c).

The Company has included audited statements of net revenues and direct expenses related to the Zanaflex product line for the year ended December 31, 2003 and the period from January 1, 2004 through July 21, 2004.  Please see pages F-47 to F-51 of Amendment No. 3.

The Company has also included pro forma financial statement information required by Rule 11-01 of Regulation S-X for the fiscal year ended December 31, 2004.  Please see pages F-52 to F-54 of Amendment No. 3.

17 Subsequent Events (unaudited), page F-45

7.                                       Please provide us your analysis of your accounting treatment for the Paul Royalty Fund (PRF) transaction, citing the authoritative accounting literature that supports your treatment.  In so doing, please address your consideration of the future obligation to PRF, as well as the impact that the put/call options may have on your accounting for the transaction. Additionally, please explain the business purpose of the PRF transaction in light of the IPO, as well as the impact of the possible IPO on the accounting for the PRF transaction.

Below is the Company’s analysis of the accounting treatment for the Paul Royalty Fund (PRF) transaction, as well as a discussion of the business purpose for the transaction.  For ease of reference, we have also included a summary of the transaction.  The Company has added disclosure regarding the accounting treatment for the PRF transaction on pages 47, 48, 49, F-45 and F-46 of Amendment No. 3.

Summary of the PRF Transaction

On December 23, 2005, the Company entered into a Revenue Interests Assignment Agreement with PRF pursuant to which the Company assigned to PRF the right to a portion of its net revenues (as defined in the agreement) from Zanaflex Capsules, Zanaflex tablets and any future Zanaflex products.  In consideration for this assignment, the Company received $15.0 million in cash.  The Company’s agreement with PRF covers all Zanaflex net revenues generated from October 1, 2005 through and including December 31, 2015, unless the agreement terminates earlier. Under the agreement, PRF is entitled to the following portion of Zanaflex net revenues:

• with respect to Zanaflex net revenues up to and including $30.0 million for each fiscal year during the term of the agreement, 15% of such net revenues;

• with respect to Zanaflex net revenues in excess of $30.0 million but less than and including $60.0 million for each fiscal year during the term of the agreement, 6% of such net revenues; and

• with respect to Zanaflex net revenues in excess of $60.0 million for each fiscal year during the term of the agreement, 1% of such net revenues.

Notwithstanding the foregoing, once PRF has received and retained payments under the agreement that are at least twice the aggregate amount PRF has paid the Company under the agreement, PRF will only be entitled to 1% of Zanaflex net revenues. If during any period PRF is entitled to 15% of net revenues as described above, then 8% of the first $30.0 million in gross product revenues (as defined in the agreement) for Zanaflex that the Company receives in any fiscal year will be distributed to PRF on a daily basis, subject to quarterly reconciliation and settlement.

The Company also has the option to receive two additional payments, which essentially take the form of additional borrowings:

• an additional $5.0 million if Zanaflex net revenues in 2005 equal or exceed $11.0 million and Zanaflex net revenues in the first six months of 2006 equal or exceed $16.0 million; and

• an additional $5.0 million if Zanaflex net revenues in 2006 equal or exceed $33.5 million.

If the Company meets these milestones and decides to borrow these additional funds, it would be required to repay PRF $5.0 million on December 1, 2009 in the case of the first additional payment and $5.0 million on December 1, 2010 in the case of the second additional payment.

The agreement also contains put and call options whereby the Company may repurchase the revenue interest at its option or can be required by PRF to repurchase the revenue interest, contingent upon certain events. If the Company experiences a change of control, undergoes certain bankruptcy events, transfers any of their interests in Zanaflex (other than pursuant to a license agreement, development, commercialization, co-promotion, collaboration, partnering or similar agreement), transfers all or substantially all of their assets, or breaches certain of the covenants, representations or warranties made under the agreement, PRF has the right, which is referred to as PRF’s put option, to require the Company to repurchase the rights sold to PRF at the ‘‘put/ call price’’ in effect on the date such right is exercised. If the Company experiences a change of control or completes an initial public offering that results in the Company having a total market capitalization in excess of $150.0 million, the Company has the right, which is referred as the Company’s call option, to repurchase the rights sold to PRF at the ‘‘put/call price’’ in effect on the date such right is exercised. The put/call price on a given date is the greater of (i) 150% of all payments made by PRF as of such date, less all payments received by PRF as of such date, and (ii) an amount that would generate an internal rate of return to PRF of 25% on all payments made by PRF as of such date, taking into account the amount and timing of all payments received by PRF as of such date.

Business Purpose for the PRF Transaction

A key motivation for the Company’s acquisition of Zanaflex in July 2004 was that it would enable the Company to establish commercial capabilities and extend its network among physicians treating nervous system conditions in advance of the potential approval and launch of Fampridine-SR, its lead product candidate. The Company consummated the PRF financing in order to leverage its Zanaflex revenue stream to provide additional, immediate funding to support the commercialization of Zanaflex Capsules.  This additional PRF funding allows the Company to expand its commercialization efforts, whether or not the Company’s IPO is completed.

Accounting Treatment for the PRF Transaction

In connection with the transaction, the Company expects to record a liability, referred to as the revenue interest liability, of approximately $14.6 million in accordance with EITF 88-18, Sales of Future Revenues. The Company will impute interest expense associated with this liability using the effective interest rate method and will record a corresponding accrued interest liability. The effective interest rate is calculated based on the rate that would enable the debt to be repaid in full over the life of the arrangement. The interest rate on this liability may vary during the term of the agreement depending on a number of factors, including the level of Zanaflex sales. The Company currently estimates that the imputed interest rate associated with this liability will be approximately 8.9%. Payments made to PRF as a result of Zanaflex sales levels will reduce the accrued interest liability and the principal amount of the revenue interest liability.

The Company has determined that PRF’s put option and the Company’s call option meet the criteria to be considered an embedded derivative and should be accounted for as such.  Therefore, the Company expects to record a net liability of approximately $400,000 related to the put/call option to reflect its estimated fair value as of the date of the agreement, in accordance with SFAS No. 133, Accounting for Derivatives Instruments and Hedging Activities.  This liability will be revalued on a quarterly basis to reflect any changes in the fair value and any gain or loss resulting from the revaluation will be recorded in earnings.

The Company’s IPO is not expected to have an impact on the accounting for the PRF transaction. As described above, if this offering results in the Company having a total market capitalization in excess of $150.0 million, the Company will have the right, for 180 days, to exercise its call option. The Company does not currently intend to exercise its call option if the capitalization condition is met but the Company may reevaluate whether it would exercise the option during the 180-day period. The possibility that the Company would exercise the option was taken into account in valuing the Company's call option for purposes of determining the net liability related to the put/call option.  PRF’s put option is not exercisable in connection with the Company’s IPO.

The Company would very much appreciate the Staff’s prompt review of this amendment.  Should you have any follow-up questions, please call me at (212) 841-1256.

Sincerely,

/s/ Ellen B. Corenswet
Ellen B. Corenswet